                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)

                          CONSOLIDATED BALANCE SHEET
                 (Dollars in Thousands, Except Per Share Data)


                                                                                 March 27,        June 27,
                                    ASSETS                                         1999             1998
                                    ------                                       --------         --------
                                                                                (Unaudited)
Current Assets:
      Cash and cash equivalents............................................      $ 10,191         $  6,440
      Accounts receivable, less allowance of $18,500 and $14,600 at
        March 27, 1999 and June 27, 1998, respectively.....................        59,251           48,999

      Inventories..........................................................        71,790           98,232
      Deferred income taxes................................................        17,846           17,846
      Prepaid expenses and other current assets............................         4,014            3,363
                                                                                 --------         --------
        Total current assets...............................................       163,092          174,880
                                                                                 --------         --------

Property, Plant and Equipment, at Cost:
      Land.................................................................         5,200            5,200
      Buildings............................................................        67,606           67,123
      Machinery and equipment..............................................       201,052          200,145
      Construction in progress.............................................        48,112           15,561
                                                                                 --------         --------
                                                                                  321,970          288,029
      Less accumulated depreciation........................................        69,839           49,129
                                                                                 --------         --------
                                                                                  252,131          238,900
                                                                                 --------         --------

Other Assets:
      Intangible assets, net...............................................       337,490          355,617
      Prepaid expenses and other assets....................................         1,564            1,619
      Deferred income taxes................................................        46,821           31,845
                                                                                 --------         --------
                                                                                  385,875          389,081
                                                                                 --------         --------
                                                                                 $801,098         $802,861
                                                                                 ========         ========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)

                          CONSOLIDATED BALANCE SHEET
                 (Dollars in Thousands, Except Per Share Data)


                                                                                 March 27,        June 27,
          LIABILITIES AND STOCKHOLDER'S EQUITY                                     1999             1998
          ------------------------------------                                   --------         --------
                                                                                (Unaudited)
Current Liabilities:
      Accounts payable and accrued liabilities.............................     $   44,946        $ 110,485
      Debt.................................................................        201,000            2,440
      Other current liabilities............................................          1,618              916
                                                                                 ---------         --------
        Total current liabilities                                                  247,564          113,841
                                                                                 ---------         --------

Noncurrent Liabilities:
      Long-term debt.......................................................              -          554,950
      Other long-term liabilities..........................................          1,954            3,020
                                                                                 ---------         --------
        Total noncurrent liabilities.......................................          1,954          557,970
                                                                                 ---------         --------
Liabilities subject to compromise..........................................        474,846                -

Commitments and Contingencies..............................................              -                -

Stockholder's Equity:
      Common Stock, $.01 par value; 1,000 shares authorized,
        issued and outstanding                                                           -                -
      Additional paid-in capital...........................................        195,751          195,324
      Accumulated deficit..................................................       (119,017)         (64,274)
                                                                                 ---------         --------
        Total stockholder's equity.........................................         76,734          131,050
                                                                                 ---------         --------
                                                                                 $ 801,098         $802,861
                                                                                 =========         ========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                            (Dollars in Thousands)


                                                                                   Thirteen Weeks Ended      Thirty-nine Weeks Ended
                                                                                --------------------------  ------------------------
                                                                                 March 27,       March 28,   March 27,    March 28,
                                                                                   1999            1998        1999         1998
                                                                                -----------    -----------  -----------  -----------
                                                                                (Unaudited)    (Unaudited)  (Unaudited)  (Unaudited)
Net sales..................................................................      $170,104       $187,454      $558,540     $589,406
Costs and expenses:
       Cost of sales.......................................................       112,312        119,941       353,431      365,976
       Selling, marketing and administrative...............................        68,189         65,165       209,878      182,330
       Amortization of intangible assets...................................         4,530          6,184        13,485       15,136
       Restructuring and business integration costs........................           449          3,604         2,639        9,888
                                                                                 --------       --------      --------     --------
                                                                                  185,480        194,894       579,433      573,330
Loss from operations.......................................................       (15,376)        (7,440)      (20,893)      16,076
Nonoperating expenses:
       Interest expense....................................................        14,421         12,881        44,652       38,912
                                                                                 --------       --------      --------     --------
Loss before income taxes, extraordinary charge and
  cumulative effect of change in accounting principle......................       (29,797)       (20,321)      (65,545)     (22,836)
       (Benefit) provision for income taxes................................             1         (7,490)      (13,305)      (7,751)
                                                                                 --------       --------      --------     --------
Loss before extraordinary charge and cumulative effect of change in
  accounting principle.....................................................       (29,798)       (12,831)      (52,240)     (15,085)
                                                                                 --------       --------      --------     --------
  Extraordinary charge - early debt extinguishment,
       net of income tax benefit...........................................             -              -             -        4,194
  Cumulative effect of change in accounting principle,
       net of income tax benefit...........................................             -              -         2,503            -
                                                                                 --------       --------      --------     --------
Net loss...................................................................      $(29,798)      $(12,831)     $(54,743)    $(19,279)
                                                                                 ========       ========      ========     ========